SunTrust Banks, Inc. Barclays Capital Americas Select Conference May 23, 2011 Aleem Gillani Chief Financial Officer Exhibit 99.1

1
Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and
Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

This presentation may contain forward-looking statements. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words
“believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,”
“will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part II of our 10-K and in other periodic reports that we file with the SEC.  Those factors include: difficult market conditions have adversely affected our industry; recent levels of market volatility are unprecedented; we are subject to capital adequacy guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; the soundness of other financial institutions could adversely affect us; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of real estate, increases in unemployment, and the related effects on local economies may increase our credit losses, which would negatively affect our financial results; deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; our ALLL may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; in 2009 and 2010, credit rating agencies downgraded the credit ratings of SunTrust Bank and SunTrust Banks, Inc., and these downgrades and any subsequent downgrades could adversely impact the price and liquidity of our securities and could have an impact on our businesses and results of operations; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

SunTrust has an attractive footprint and a diverse business mix SunTrust has an attractive footprint and a diverse business mix 2

1. Source: SNL Financial, as of 3/31/11.  Based upon traditional bank holding companies headquartered in the United States
A Leading Bank with an Attractive Southeastern Footprint
Franchise Overview
Assets $170.8B (9
th
)
Deposits $124.0B (9
th
)
Branches 1,665 (8
th
)
ATMs 2,924 (7
th
)
Branch Network Selected Statistics and (U.S. Rank)

1. Source: SNL Financial-five-year population growth, 2010-2015, MSA + counties not in any MSA, at 5/12/2011
2. Source: SNL Financial, as of 6/30/2010 based on MSAs
0.7%
1.1%
2.0%
2.2%
2.9%
3.3%
3.7%
4.0%
4.7%
5.6%
5.7%
6.1%
MTB
PNC
CMA
KEY
FITB
MI
COF
USB
RF
BBT
WFC
STI
U.S. Average:
3.9%
Market Overview
• We hold a Top 3 Deposit Market Share
Rank in 21 of our Top 25 MSAs
Top 25 MSAs represent 85% of our
total MSA deposits
Our Top 25 MSA average deposit
market share is 14%
Projected Population Growth
1
Market Share
2
Strong Market Share in High Growth Markets

Well-diversified Business Mix
2010 Revenue - $8.7B
Retail Banking
Extensive network of traditional and in-store branches.  Deposit, lending, and card products offered to consumers and small businesses
Diversified Commercial Banking
Full line of lending, capital markets, financial risk management, commercial card, and treasury and payment solutions
Corporate and Investment Banking
Complete offering of investment banking and traditional banking services.  National practice with industry sector focus
Mortgage
Prime-based, national platform for residential mortgages.  Top 10 U.S.
originator
1
Wealth & Investment Management
Provider of wealth and investment management products and services to individual and institutional accounts. $202B AUA
2
Corporate Treasury & Other
$27B high-quality securities portfolio
2
Commercial Real Estate
Broad range of financial solutions to CRE developers and investors
Lines of Business
42%
15%
12%
11%
10%
7%
3%
1.
Source:  Inside Mortgage Finance
2.
As of March 31, 2011

6 We have improved core performance and reduced our risk profile We have improved core performance and reduced our risk profile

Earnings Improvement from Lower Provision for Credit Losses and Higher Pre-Provision
Net Revenue
Net Income Trends
1. 1Q09 excludes the after tax $751 million impact of Goodwill Impairment charge
($ in millions)

Credit Metrics Remain Elevated but are Exhibiting Favorable Trends
Credit Metric Trends
($ in millions)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
$0
$200
$400
$600
$800
$1,000
$1,200
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11
Nonperforming Loans
Net Charge-offs

Higher-Risk Loan Trends
Higher-risk Loans Down Nearly $10 Billion, or 45%, Since 1Q 09
($ in millions)
$21,893
$14,095
$13,081
$12,010
$16,484
$15,219
Higher-risk Mortgage products include Prime 2nds, Residential Construction, and Alt-A. Higher-risk Home Equity includes High LTV lines (includes Florida lines > 80% LTV and other lines > 90% LTV), Brokered Home Equity, and Home Equity Loans. Higher-risk Commercial Construction represents investor owned construction loans. Data reflects period end balances and includes performing and nonperforming loans

Client Deposit Trends
($ in millions, average balances)
Favorable Deposit Growth and Mix Shift Trends
1. Lower-cost deposits includes DDA, NOW, Money Market and Savings
2. Higher-cost deposits includes Consumer Time and Other Time from
1Q 09
CAGR
Total
Client
Deposits
+$13.2B 6.0%
Higher-
Cost
Deposits
-$10.5B -18.9%
Lower-
Cost
Deposits
+$23.7B 14.4%
$107,515
$116,460 $115,084 $117,009 $117,233
$114,486
$113,528
$119,688
$120,710

11 Net Interest Margin Trends Net Interest Margin Expansion for Eight Consecutive Quarters

12 Tier 1 Common Ratio Trends Tier 1 Common Ratio Significantly Exceeds Current and Proposed Regulatory Standards

13 Our focus on three guiding principles is yielding tangible results

We accomplish this by focusing on three principles:
Market Approach
SunTrust’s Mission is Supported by a Core Set of Principles
One Team Client First
Focus on
Profitable Growth
Our mission is to help people and institutions prosper

Selected Accomplishments
One Team
Client First
Profitable
Growth
Excellent Client Service is Being Recognized by Our Industry
• Received 18 Greenwich Excellence Awards for Distinguished Performance in Serving the
Financial Needs of Business Clients in Small and Middle Market Business Banking
One of the top two award recipients nationally
Ranked highest in customer satisfaction in Small Business Banking
• Ranked #1 bank for customer experience
Client Service Improvements are Translating into Client Loyalty
• Client satisfaction is at an all-time high as measured in our Service Excellence Program
3
• Achieved #1 industry ranking for client loyalty in Commercial and Private Wealth Management against key competitors
4
• Net new consumer checking accounts up 30% from 1Q 2010 driven by a 9% decline in closed accounts, as attrition continues to improve
Focus on Customer-Centric Strategies is Yielding Results
• Client Deposits reached a record level in 1Q 11
• Third highest quarter of net income and revenue results for CIB in 1Q 11—revenue up 50% from prior year
• Wealth and Investment Management net income up 34% in 1Q 11 from the prior year; fee income up 16%
Teammate Engagement is Improving Markedly
• Completed second annual employee engagement survey—90% participation:
Realized positive improvements in every surveyed area
1
Working as One Team to Deliver the Organization to Our Clients
• Improved cross-sell penetration across many of our lines of business
1. Based upon internal surveys conducted by Gallup
2. By Forrester Research
3. Proprietary research conducted by Gallup on behalf of SunTrust
4. Based upon Gallup survey results within the SunTrust footprint
2

16 Our strategic priorities are intended to drive further improvements in our financial performance Our strategic priorities are intended to drive further improvements in our financial performance

17 Growth Strategies • Diversify the Balance Sheet • Optimize Business Mix • Improve Expense Efficiency • Grow Market Share Growth Strategies

Asset-Based Lending
Small Business Administration
lending
Commercial ($5-100MM revenue)
Middle Market ($100-750MM
revenue)
Corporate & Investment Banking
($750MM+ revenue)
Targeted Growth
Areas:
High-opportunity
businesses,
segments, and
products where
we are well-
positioned to grow
non-real estate
loans and fee
income
Mass Affluent client segment
Private Wealth Management
Credit Card
Auto Lending (direct and indirect)
Diversify the Balance Sheet & Optimize Business Mix
Targeted Areas for Growth are Intended to Diversify the Loan Portfolio and Enhance
Fee Income
Targeted Growth Areas Targeted Growth Areas
39%
5%
3%
4%
21%
14%
4%
8%
2%
Commercial & Industrial Commercial Real Estate
Construction Resi. Mtg. - Guaranteed
Resi. Mtg. - Nonguaranteed Home Equity
Student Loans - Guaranteed Indirect Consumer
Other Consumer
Loan Portfolio Composition – 3/31/11
Commercial Lending / Fee Businesses
Consumer Lending / Fee Businesses

Total  Noninterest
Expenses
Expenses Excl. Adjustments and
Cyclical Items
1
Opportunities to Improve
Efficiency Ratio
• Continued improvements
in revenue generation
• Balanced approach to
investments and expense
discipline
• Abatement of cyclical
expenses
Improve Expense Efficiency
Expense Savings Enabled Continued Investment in the Business while Keeping Core
Expenses Flat
1. Appendix includes reconciliation of non-GAAP numbers and details of adjustments and cyclical expenses
2. Reflects the respective expense item divided by Total Revenue-FTE.  Additional information on the calculation is included in the appendix
Impact on
Efficiency Ratio
2
2006 2010
Credit
Expenses
1.8% 7.9%
Regulatory
Assessments
0.3% 3.0%
($ in millions)
$4,867
$5,911
$4,607
$4,797
2006 2010 2006 2010

• The “Live Solid. Bank Solid.”
brand campaign has been
resonating with clients
• We are developing products and
solutions for our client segments
based on an understanding of
their needs and values
Household Growth
Grow Market Share
Efforts to Grow Market Share are Yielding Results
1. Source: 2008 & 2009 Nielsen Claritas Demographic Update
2. Retail Banking checking households
• We continue to enhance our client
experience with a deeper focus on
cross-channel effectiveness
“Live Solid. Bank Solid.” Ad Campaign Video

Summary
•
SunTrust has an attractive footprint and a diverse
business mix
•
We have reduced our risk profile and improved core
performance
•
Our focus on three guiding principles is yielding
tangible results
•
Our strategic priorities are intended to drive further
improvements in our financial performance
•
SunTrust is well-positioned to manage through the
economic recovery and to capitalize upon our
opportunities
•
SunTrust has an attractive footprint and a diverse
business mix
•
We have reduced our risk profile and improved core
performance
•
Our focus on three guiding principles is yielding
tangible results
•
Our strategic priorities are intended to drive further
improvements in our financial performance
•
SunTrust is well-positioned to manage through the
economic recovery and to capitalize upon our
opportunities

Appendix 22

Reconciliation of Non-GAAP Measures – Expenses
($ in millions)
2006 2010
$MM CAGR
Total Expenses $4,867 $5,911 $1,044 5.0%
Adjustments
AHG Writedown - 16
Loss on Debt Extinguishment 12 71
VISA Contract Termination - 8
Total Adjustments 12 95
Expenses Excl. Adjustments
1
4,855 5,816 961 4.6%
Cyclical Items
Regulatory Assessments 23 265
Pension Expense 78 66
Credit Expenses:
Credit & Collection Services 102 279
Other Real Estate 0 300
Mortgage Reinsurance - 26
Operating Losses 45 83
Total Cyclical Items 248 1,019
Expenses Excl. Adjustments & Cyclial Items
2
$4,607 $4,797 $190 1.0%
Contribution to Efficiency Ratio
Total Revenue, FTE $8,217 $8,699
Credit Expenses 147 688
Regulatory Assessments 23 265
Credit Expenses / Total Revenue 1.8% 7.9%
Regulatory Assessments / Total Revenue 0.3% 3.0%
2010 vs. 2006
1. Adjusted expense is provided as the removal of certain items that are material and potentially non-recurring is useful to investors and management in comparing institutions and in evaluating expense trends.
2. Expense excluding adjustments and cyclical items is provided as it removes expenses that are recurring in nature, but higher in a recessionary cycle, and is useful to investors and management in assessing the impact of the recession on non-interest expenses and earnings.  It also facilitates analysis of the effectiveness of management in controlling expense growth.

SunTrust Banks, Inc. Barclays Capital Americas Select Conference May 23, 2011 Aleem Gillani Chief Financial Officer